UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2020
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive
Lake Zurich, Illinois 60047
(Address of Registrant’s Principal Executive Office, Including Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	NYSE

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition.

On April 13, 2020, ACCO Brands Corporation (the “Company”) issued a press release announcing the withdrawal of its 2020 financial guidance due to the COVID-19 pandemic. The Company also announced certain other actions the Company has taken and intends to take in response to the economic uncertainty resulting from the pandemic. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.

The information included or incorporated by reference in this Current Report on Form 8-K under this Item 2.02 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 12, 2020, in response to the anticipated impacts of the COVID-19 pandemic on the Company’s business, (i) the Company’s Board of Directors approved a temporary 50% reduction in the base salary of the Company’s Chairman and Chief Executive Officer, Boris Elisman, and (ii) the Company's Compensation Committee approved temporary 30% reductions in the base salaries of the Company’s other named executive officers. Base salaries will be reduced starting with the April 20, 2020 payroll date and will remain at the reduced levels until such time as the Company’s Board of Directors and Compensation Committee, as the case may be, determines is appropriate. The salary reductions are for payroll purposes only.

The Company’s Board of Directors has also agreed to a temporary 50% reduction in the cash retainer payable to its non-employee directors effective April 20, 2020.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d)    Exhibits

99.1	Press release of the Company, dated April 13, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	April 13, 2020	By:	/s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President, General Counsel
and Corporate Secretary

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

99.1	Press Release of the Company, dated April 13, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)